UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2014, StoneMor Partners L.P. (the “Partnership”), StoneMor GP LLC, the general partner of the Partnership, and StoneMor Operating LLC, a wholly owned subsidiary of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Barclays Capital Inc., as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”).

The Underwriting Agreement provides for the issuance and sale by the Partnership of up to 2,600,000 common units representing limited partner interests in the Partnership (“Common Units”) in an underwritten public offering (the “Units Offering”) at a price to the public of $23.67 per Common Unit. The Partnership has also granted the Underwriters a 30-day option to purchase up to 390,000 additional Common Units to cover over-allotments.

Raymond James & Associates, Inc. is an affiliate of one of the lenders under the Partnership’s Third Amended and Restated Credit Agreement, dated as of January 19, 2012, as amended, which will receive a portion of the proceeds of the Units Offering.

The Partnership’s sale of the Common Units in the Units Offering was registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-192670).

The Units Offering closed on June 3, 2014. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 29, 2014, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, and Raymond James & Associates, Inc. and Barclays Capital Inc., as representatives of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ Timothy K. Yost
Name:	Timothy K. Yost
Title:	Chief Financial Officer

Date: June 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 29, 2014, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, and Raymond James & Associates, Inc. and Barclays Capital Inc., as representatives of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).